SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                           Act of 1934 (Amendment No.
                                                         __)
Filed by Registrant [ X ]
Filed by a Party other than the Registrant []
Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[X]    Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-12


             THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

                (Name of Registrant as Specified In Its Charter)

    (Name Of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):


       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:


       2) Form, Schedule or Registration Statement No.:


       3) Filing Party:


       4) Date Filed:

            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5070
                               ------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 2006
                               ------------------

To the Shareholders of
THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

     Notice is  hereby  given  that the  Annual  Meeting  of  Shareholders  (the
"Meeting") of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") will be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 15, 2006, at 8:30 a.m., for the following purposes:

     1. To elect three (3) Directors of the Fund, to be elected by the holders of the Fund's Common Stock and holders of its 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock ("together, the Preferred Stock"), voting together as a single class (Proposal 1); and

     2. To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

     These  items  are  discussed  in  greater  detail  in  the  attached  Proxy
Statement.

     The close of business on March 13, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

                                        By Order of the Board of Directors,


                                        JAMES E. MCKEE
                                        SECRETARY

April 17, 2006

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

     3. ALL OTHER ACCOUNTS: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

        REGISTRATION                            VALID SIGNATURE
        ------------                            ---------------

        CORPORATE ACCOUNTS

        (1) ABC Corp.                           ABC Corp.
        (2) ABC Corp.                           John Doe, Treasurer
        (3) ABC Corp.
            c/o John Doe, Treasurer             John Doe
        (4) ABC Corp., Profit Sharing Plan      John Doe, Trustee

        TRUST ACCOUNTS

        (1) ABC Trust                           Jane B. Doe, Trustee
        (2) Jane B. Doe, Trustee
            u/t/d 12/28/78                      Jane B. Doe

        CUSTODIAN OR ESTATE ACCOUNTS

        (1) John B. Smith, Cust.
            f/b/o John B. Smith, Jr. UGMA       John B. Smith
        (2) John B. Smith, Executor
            Estate of Jane Smith                John B. Smith, Executor

                           TELEPHONE/INTERNET VOTING

     Various brokerage firms may offer the convenience of providing you voting instructions via telephone or the Internet for shares held through such firms. If available, instructions are included with this Proxy Statement and proxy card.

            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
                                   ----------
                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 15, 2006
                                   ----------
                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 15, 2006, at 8:30 a.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement, all of which are first being mailed to shareholders on or about April 17, 2006.

     In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. ("Computershare"), the Fund's transfer agent, and affiliates of Computershare or other representatives of the Fund also may solicit proxies by telephone, telegraph, Internet, or in person. In addition, the Fund has retained The Altman Group, Inc. to assist in the solicitation of proxies for a minimum fee of $2,500 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

     THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2005, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT ONE CORPORATE CENTER, RYE, NEW YORK 10580-1422, BY CALLING THE FUND AT 800-422-3554, OR VIA THE INTERNET AT WWW.GABELLI.COM.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted "FOR" the election of the nominees as Directors listed in the accompanying Notice of Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     The close of business on March 13, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

     The Fund has two classes of capital stock: common stock, par value $0.001 per share (the "Common Stock"), and preferred stock consisting of (i) 6.00% Series B Cumulative Preferred Stock ("Series B Preferred") and (ii) Series C Auction Rate Cumulative Preferred Stock ("Series C Preferred"), each having a par value of $0.001 per share (together, the "Preferred Stock" and together with the Common Stock, the "Shares"). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share held and an appropriate fraction of a vote for each fractional share held. On the record date, there were 12,014,956 shares of Common Stock, 990,800 shares of Series B Preferred Stock, and 1,000 shares of Series C Preferred Stock outstanding.

     The following persons were known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding shares of Common Stock as of the record date:


         NAME AND ADDRESS OF                            AMOUNT OF SHARES
         BENEFICIAL OWNER(S)        TITLE OF CLASS   AND NATURE OF OWNERSHIP      PERCENT OF CLASS
         -------------------        --------------   -----------------------      ----------------
Mario J. Gabelli and affiliates*       Common        1,335,133 (beneficial)             11.1%
One Corporate Center
Rye, NY 10580-1422

---------------------
* Includes 230,782 shares owned directly by Mr. Gabelli, 10,000 shares owned by a family partnership for which Mr. Gabelli serves as general partner, and 1,094,351 shares owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

     As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding shares of Preferred Stock.


                  SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal                    Common Stockholders                    Preferred Stockholders
--------                    -------------------                    ----------------------
1.  Election of             Common and Preferred Stockholders,     Common and Preferred Stockholders,
    Directors               voting together as a single class,     voting together as a single class,
                            vote to elect three Directors:         vote to elect three Directors:
                            E. Val Cerutti, Dugald A. Fletcher,    E. Val Cerutti, Dugald A. Fletcher,
                            and Anthony R. Pustorino               and Anthony R. Pustorino

2.  Other Business          Common and Preferred Stockholders, voting together as a single class

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

              PROPOSAL 1: TO ELECT THREE (3) DIRECTORS OF THE FUND

NOMINEES FOR THE BOARD OF DIRECTORS

     The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. E. Val Cerutti, Dugald A. Fletcher, and Anthony R. Pustorino have each been nominated by the Board of Directors for a three-year term to expire at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified. Each of the Directors of the Fund has served in that capacity since the June 5, 1989 organizational meeting of the Fund with the exception of (i) Mr. Colavita, who became a Director of the Fund on November 15, 1989, (ii) Mr. Zizza, who became a Director of the Fund on April 24, 1991, (iii) Mr. van Ekris, who became a Director of the Fund on February 11, 1992, and (iv) Dr. Roeder, who became a Director of the Fund on August 15, 2001. All of the Directors of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the "Adviser") or its affiliates serve as investment adviser. The classes of Directors are indicated below:

NOMINEES TO SERVE  UNTIL  2009  ANNUAL  MEETING OF  SHAREHOLDERS
----------------------------------------------------------------
E. Val  Cerutti
Dugald A. Fletcher
Anthony R. Pustorino

DIRECTORS SERVING UNTIL 2008 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
Anthony J. Colavita
Anthonie C. van Ekris
Salvatore J. Zizza

DIRECTORS SERVING UNTIL 2007 ANNUAL MEETING OF SHAREHOLDERS
-----------------------------------------------------------
Mario J. Gabelli, CFA
Werner J. Roeder

     Under the Fund's Articles of Amendment and Restatement, Articles Supplementary, and the Investment Company Act of 1940, as amended (the "1940 Act"), holders of the Fund's outstanding Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Fund's outstanding Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Amendment and Restatement, Articles Supplementary, and By-Laws. The holders of the Fund's outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund's Preferred Stock are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Mr. Colavita and Dr. Roeder are currently the Directors elected solely by the holders of the Fund's Preferred Stock.

     Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

INFORMATION ABOUT DIRECTORS AND OFFICERS

     Set forth in the table below are the existing Directors and Nominees for election to the Board of the Fund and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships (excluding other funds managed by the Adviser), if any.

                             TERM OF                                                                                NUMBER OF
                            OFFICE AND                                                                            PORTFOLIOS IN
NAME, POSITION(S)           LENGTH OF                                                                             FUND COMPLEX
    ADDRESS 1                 TIME               PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS           OVERSEEN
    AND AGE                  SERVED 2            DURING PAST FIVE YEARS                HELD BY DIRECTOR            BY DIRECTOR
    -------                  -------             ----------------------                ----------------            -----------
INTERESTED DIRECTOR/NOMINEE 3:
---------------------------
MARIO J. GABELLI            Since 1989***     Chairman of the Board and Chief        Director of Morgan Group          23
Director and                                  Executive Officer of GAMCO             Holdings, Inc. (holding
Chief Investment Officer                      Investors, Inc. and Chief              company)
Age: 63                                       Investment Officer - Value Portfolios
                                              of Gabelli Funds, LLC and GAMCO
                                              Asset Management Inc.; Chairman
                                              and Chief Executive Officer of
                                              Lynch Interactive Corporation
                                              (multimedia and services)

NON-INTERESTED DIRECTORS/NOMINEES:
----------------------------------

E. VAL  CERUTTI             Since  1989*      Chief Executive Officer of             Director  of Lynch Corporation     7
Director                                      Cerutti Consultants, Inc.; Adviser     (diversified manufacturing)
Age:  66                                      to Iona College Hagan School
                                              of Business

ANTHONY  J. COLAVITA 4      Since 1989**      Partner in the law firm of Anthony J.              --                    33
Director                                      Colavita, P.C.
Age: 70

DUGALD A. FLETCHER          Since 1989*       President, Fletcher & Company, Inc.    Director of Harris and Harris      2
Director                                                                             Group, Inc. (venture capital)
Age: 76

ANTHONY R. PUSTORINO        Since 1989*       Certified Public Accountant;           Director of Lynch Corporation     14
Director                                      Professor Emeritus, Pace University    (diversified manufacturing)
Age: 80

WERNER J. ROEDER 4          Since 2001***     Medical Director of Lawrence                       --                    23
Director                                      Hospital and practicing private physician
Age: 65

ANTHONIE C. VAN EKRIS       Since 1992**      Chairman of BALMAC                                 --                    17
Director                                      International, Inc. (commodities
Age: 71                                       and futures trading)

SALVATORE J. ZIZZA          Since 1991**      Chairman of Hallmark Electrical        Director of Hollis Eden           24
Director                                      Supplies Corp.                         Pharmaceuticals (biotechnology)
Age: 60                                                                              and Earl Scheib, Inc. (automotive
                                                                                     services)


                                TERM OF
                              OFFICE AND
NAME, POSITION(S)              LENGTH OF
    ADDRESS(1)                    TIME                 PRINCIPAL OCCUPATION(S)
    AND AGE                      SERVED                DURING PAST FIVE YEARS
    -------                      ------                ----------------------
OFFICERS:
BRUCE N. ALPERT                Since 1988        Executive Vice President and Chief
President                                        Operating Officer of Gabelli Funds,
Age: 54                                          LLC since 1988; Director and
                                                 President of Gabelli Advisers, Inc. since
                                                 1998; Officer of all registered
                                                 investment companies in the Gabelli
                                                 Funds complex.

PETER D. GOLDSTEIN             Since 2004        Director of Regulatory Affairs for
Chief Compliance Officer                         GAMCO Investors, Inc. since 2004;
Age: 52                                          Chief Compliance Officer of all
                                                 registered investment companies in
                                                 the Gabelli Funds complex; Vice President
                                                 of Goldman Sachs Asset Management
                                                 from 2000-2004.

LAURISSA M. MARTIRE            Since 2004        Vice President of the Fund since 2004;
Vice President and Ombudsman                     Vice President of The Gabelli Global Multimedia
Age: 29                                          Trust Inc. since 2004; Assistant Vice President of
                                                 GAMCO Investors, Inc. since 2003; Sales Assistant
                                                 for GAMCO Asset Management Inc. prior to 2003.

JAMES E. MCKEE                 Since 1995        Vice President, General Counsel and
Secretary                                        Secretary of GAMCO Investors, Inc.
Age: 42                                          since 1999 and GAMCO Asset
                                                 Management Inc. since 1993; Secretary
                                                 of all registered investment companies
                                                 advised by Gabelli Advisers, Inc. and
                                                 Gabelli Funds, LLC.

AGNES MULLADY                  Since 2006        Officer of all registered investment companies
Treasurer and Principal                          in the Gabelli Funds complex; Senior Vice President of
Financial Officer                                U.S. Trust Company, N.A. and Treasurer and Chief
Age: 47                                          Financial Officer of Excelsior Funds from 2004-2005;
                                                 Chief Financial Officer of AMIC Distribution Partners from
                                                 2002-2004; Controller of Reserve Management, Inc.
                                                 and Reserve Partners, Inc. and Treasurer of Reserve Funds
                                                 from 2000-2002.

--------------
     1 Address:  One  Corporate  Center,  Rye,  NY 10580-1422,  unless otherwise noted.
     2 The Fund's Board of Directors is divided into three classes,  each  class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term.
     * Nominee to serve, if elected, until the Fund's 2009 Annual Meeting of Shareholders or until his successor is duly elected and qualified.
    ** Term  continues  until  the Fund's 2008 Annual Meeting of Shareholders or until his successor is duly elected and qualified.
   *** Term  continues  until  the Fund's 2007 Annual Meeting of Shareholders or until his successor is duly elected and qualified.
     3 "Interested  person" of the Fund as defined in the 1940 Act. Mr.  Gabelli
       is  considered  an  "interested  person" of  the  Fund  because  of   his
       affiliation with Gabelli Funds, LLC, which is the Fund's investment adviser, and Gabelli & Company, Inc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of common shares of the Fund.
     4 As a Director, elected solely by holders of the Fund's Preferred Stock.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUND AND THE FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

     Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and Nominee for election as Director and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director and Nominee for election as Director.

     NAME OF DIRECTOR/NOMINEE            DOLLAR RANGE OF EQUITY          AGGREGATE DOLLAR RANGE OF EQUITY
                                            SECURITIES HELD                      SECURITIES HELD
                                             IN THE FUND*(1)                  IN FUND COMPLEX*(1)(2)
INTERESTED DIRECTOR/NOMINEE:
----------------------------

Mario J. Gabelli                                   E                                    E

NON-INTERESTED DIRECTORS/NOMINEES:
----------------------------------

E. Val Cerutti**                                   C                                    E
Anthony J. Colavita**                              E                                    E
Dugald A. Fletcher                                 E                                    E
Anthony R. Pustorino**                             D                                    E
Werner J. Roeder                                   A                                    E
Anthonie C. van Ekris**                            B                                    E
Salvatore J. Zizza                                 E                                    E
--------------------------
*   Key to Dollar Ranges
A.  None
B.  $1 - $10,000
C.  $10,001 - $50,000
D.  $50,001 - $100,000
E.  Over $100,000
All shares were valued as of December 31, 2005.

 ** Messrs. Cerutti, Colavita,  Pustorino,  and  van Ekris each beneficially own less than 1% of the common stock of Lynch Corporation, having a value of $11,921; $16,517; $19,272; and $16,500, respectively, as of December 31,
    2005. Mr. van Ekris beneficially owns less than 1% of the common stock of Lynch Interactive Corporation having a value of $52,176 as of December 31, 2005. Lynch Corporation and Lynch Interactive Corporation may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.
(1) This information has been furnished by each Director and Nominee for election as Director as of December 31, 2005. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").
(2) The "Fund Complex" includes all the Funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

    Set forth in the table below is the amount of shares beneficially owned by each Director of the Fund.

                                        AMOUNT AND NATURE OF            PERCENT OF SHARES
NAME OF DIRECTOR/NOMINEE               BENEFICIAL OWNERSHIP(1)           OUTSTANDING(2)
------------------------               ------------------------          --------------
INTERESTED DIRECTOR/NOMINEE:
Mario J. Gabelli                           1,316,832 (3)                      11.1%
                                     4,200 Series B Preferred (3)                *

NON-INTERESTED DIRECTORS/NOMINEES:
----------------------------------
E. Val Cerutti                                   0                               *
                                        4,600 Series B Preferred                 *
Anthony J. Colavita                           46,415 (4)                         *
                                       400 Series B Preferred (5)                *
Dugald A. Fletcher                             13,998                            *
                                        1,000 Series B Preferred                 *
Anthony R. Pustorino                           6,452 (6)                         *
Werner J. Roeder                                 0                               *
Anthonie C. van Ekris                           361                              *
Salvatore J. Zizza                            42,686 (7)                         *

--------------------------
(1) This information has been furnished by each Director and Nominee for election as Director as of December 31, 2005. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the 1934 Act. Reflects ownership of common shares unless otherwise noted.
(2) An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding.
(3) Includes 212,481 shares owned directly by Mr.Gabelli, 10,000 shares owned by a family partnership for which Mr. Gabelli serves as general partner and 1,094,351 shares owned by GAMCO Investors, Inc. or its affiliates. Includes 4,200 preferred shares owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.
(4) Includes 35,011 common shares owned by Mr. Colavita's spouse and 337 common shares owned by Mr. Colavita's son for which he disclaims beneficial ownership.
(5) Comprised of 400 preferred shares owned by Mr. Colavita's spouse for which he disclaims beneficial ownership.
(6) Includes 3,109 common shares owned by Mr.Pustorino's spouse for which he disclaims beneficial ownership.
(7) Includes 26,357 common shares owned by Mr. Zizza's sons for which he disclaims beneficial ownership.


     The Fund pays each Director who is not affiliated with the Adviser or its affiliates a fee of $5,000 per year plus $750 per meeting attended in person and $500 per telephonic meeting or Committee meeting, together with the Director's actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000. The aggregate remuneration (not including out-of-pocket expenses) paid by the Fund to such Directors during the year ended December 31, 2005 amounted to $66,364. During the year ended December 31, 2005, the Directors of the Fund met six times, two of which were special meetings of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

AUDIT COMMITTEE REPORT

     The role of theFund's Audit Committee (the "Audit Committee") is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund's financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund's compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm's qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Fund's annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the "Charter") that was most recently reviewed and approved by the Board of Directors on February 15, 2006.

     Pursuant to the Charter, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm, and overseeing the Fund's internal controls. The Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund's independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

     In performing its oversight function, at a meeting held on February 13, 2006, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers the audited financial statements of the Fund as of and for the year ended December 31, 2005, and discussed the audit of such financial statements with the independent registered public accounting firm.

     In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm as required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent registered public accounting firm and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

     As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal control systems, and the independent audit process.

     The members of the Audit Committee are not, and donot represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the Fund's independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund's independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Fund's Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the year ended December 31, 2005.

        SUBMITTED  BY THE AUDIT COMMITTEE  OF THE  FUND'S  BOARD OF  DIRECTORS

        Anthony R.  Pustorino, Chairman
        Anthony J. Colavita
        Salvatore J. Zizza

        February 15, 2006

     The Audit Committee mettwice during the year ended December 31, 2005. The Audit Committee is composed of three of the Fund's independent (as such term is defined by the New York Stock Exchange's listing standards (the "NYSE Listing Standards")) Directors, namely Messrs. Colavita, Pustorino, and Zizza. Each member of the Audit Committee has been determined by the Board of Directors to be financially literate.

NOMINATING COMMITTEE

     The Board of Directors has a Nominating Committeecomposed of three independent (as such term is defined by the NYSE Listing Standards) Directors, namely Messrs. Colavita, Roeder, and Zizza. The Nominating Committee met once during the year ended December 31, 2005. The Nominating Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Directors, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

     o The name of the shareholder and evidence of the shareholder's ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;
     o The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a Director of the Fund, and the person's consent to be named as a Director if selected by the Nominating Committee and nominated by the Board of Directors; and
     o If requested by the Nominating Committee, a completed and signed directors' questionnaire.

     The shareholder recommendation and information described above must be sent to James E. McKee, the Fund's Secretary, c/o Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no less than 120 days prior to the anniversary date of the Fund's most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

     The Nominating Committee believes that the minimum qualifications for serving as a Director of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors' oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund. The Nominating Committee also seeks to have the Board of Directors represent a diversity of backgrounds and experience.

     The Fund's Nominating Committee adopted a charter on May 12, 2004, and amended the charter on November 17, 2004. The charter can be found on the Fund's website at www.gabelli.com.

OTHER BOARD-RELATED MATTERS

     The Board of Directors has established the following procedures in order to facilitate communications between the Board and the shareholders of the Fund and other interested parties.

RECEIPT OF COMMUNICATIONS

     Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund at One Corporate Center, Rye, NY 10580-1422. To communicate with the Board electronically, shareholders may send an e-mail to gabellifundsboard@gabelli.com.

FORWARDING THE  COMMUNICATIONS

     All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Directors. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Directors or any committee or group of members of the Board, the General Counsel's office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.

     The Fund does not expect Directors or Nominees for election as Director to attend the Annual Meeting of Shareholders.

     The following table sets forth certain information regarding the compensation of the Fund's Directors and officers for the year ended December 31, 2005. Ms. Martire is employed by the Fund and is not employed by the Adviser (although she may receive incentive-based variable compensation from affiliates of the Adviser). Officers of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.

                               COMPENSATION TABLE
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                                                  AGGREGATE COMPENSATION FROM
                                             AGGREGATE COMPENSATION               THE FUND AND FUND COMPLEX
NAME OF PERSON  AND  POSITION                     FROM THE FUND                 PAID TO  DIRECTORS  AND  OFFICERS*
-----------------------------                     -------------                 ----------------------------------
INTERESTED DIRECTORS/NOMINEES:
------------------------------

MARIO J. GABELLI                                   $0                                     $0             (24)
Chairman of the Board and
Chief Investment Officer

KARL OTTO POHL**                                   $0                                     $7,571         (35)+ (diamond)
Director

NON-INTERESTED DIRECTORS/NOMINEES:
----------------------------------

E. VAL CERUTTI                                     $7,821                                 $27,250        (7)
Director

ANTHONY J. COLAVITA                                $11,585                                $212,473       (37)+ (diamond)
Director

DUGALD A. FLETCHER                                 $8,250                                 $16,500        (2)
Director

ANTHONY R. PUSTORINO                               $12,154                                $147,261       (17)
Director

WERNER J. ROEDER                                   $8,769                                 $108,261       (26)+
Director

ANTHONIE C. VAN EKRIS                              $8,192                                 $105,378       (21)+ (diamond)
Director

SALVATORE J. ZIZZA                                 $9,592                                 $143,962       (25)(diamond)
Director

OFFICER:
--------

LAURISSA M. MARTIRE                                $60,000                                $75,000        (2)
Vice President and Ombudsman

------------------
 * Represents the total compensation paid to such persons during the calendar year ended December 31, 2005 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common o r affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.
 ** Mr. Pohl resigned from the Board of Directors effective November 16, 2005 and now serves as Director Emeritus.
 + Includes compensation for serving as a Director of The Treasurer's Fund, Inc., which was liquidated on October 28, 2005.
 (diamond) Includes  compensation  for   serving  as  a  Trustee  of  Ned  Davis
           Research Funds,  Inc., which was liquidated on February 10, 2006.

REQUIRED VOTE

     The election of each of the listed Nominees for Director of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of Shares of the Fund represented at the Meeting if a quorum is present.

     THE  BOARD  OF  DIRECTORS,   INCLUDING  THE   "NON-INTERESTED"   DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund's independent registered public accounting firm for the year ending December 31, 2006. PricewaterhouseCoopers acted as the Fund's independent registered public accounting firm for the year ended December 31, 2005. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

     Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for each of the years ended December 31, 2004 and 2005, respectively.


         YEAR ENDED                          AUDIT-RELATED                               ALL
         DECEMBER 31         AUDIT FEES         FEES*              TAX FEES**        OTHER FEES
         -----------         ----------         -----              ----------        ----------
            2004              $34,015         $7,700               $2,550               --
            2005              $39,100         $7,700               $2,880               --

----------
* "Audit-Related Fees" are those fees billed to the Fund by PricewaterhouseCoopers in connection with the preparation of Preferred Shares Reports to Moody's Investors Service, Inc. and Fitch Ratings.
** "Tax Fees" are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund's income tax returns.

     The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund's Adviser and service providers controlling, controlled by, or under common control with the Fund's Adviser ("affiliates") that provide on-going services to the Fund (a "Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman's pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than the Adviser or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the years ended December 31, 2004 and December 31, 2005 were pre-approved by the Audit Committee.

     For the year ended December 31, 2005, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any affiliates thereof that provide services to the Fund.

THE INVESTMENT ADVISER AND ADMINISTRATOR

     Gabelli Funds, LLC is the Fund's Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund's executive officers and Directors, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund's securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange and to furnish the Fund with copies of all
Section 16(a) forms they file. Based solely on the Fund's review of the copies of such forms it received for the year ended December 31, 2005, the Fund believes that during that year such persons complied with all such applicable filing requirements.

BROKER NON-VOTES AND ABSTENTIONS

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The affirmative vote of a plurality of votes cast for each Nominee by the shareholders entitled to vote for a particular Nominee is necessary for the election of a Director. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

     Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report dated June 30, 2006.

                    OTHER MATTERS TO COME BEFORE THE MEETING
     The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                             SHAREHOLDER PROPOSALS
     All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 2007 must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than December 18, 2006. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 under the 1934 Act.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                      This Page Left Blank Intentionally.

3552-PS-2006

GABELLI FUNDS

MR A SAMPLE
DESIGNATION  (IF  ANY)
ADD 1
ADD  2
ADD  3
ADD  4
ADD  5
ADD  6

000000000.000  ext
000000000.000  ext
000000000.000  ext
000000000.000  ext
000000000.000  ext
000000000.000  ext
000000000.000  ext

C  1234567890  J N T

--- Mark box at left if an  address  change  is  noted  on this  card.
---
--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD                                     COMMON SHAREHOLDER
--------------------------------------------------------------------------------
            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The  undersigned  hereby  appoints  Mario  J. Gabelli,  James E. McKee and Bruce
N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 15, 2006 at 8:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE,  DATE AND SIGN BELOW AND RETURN  PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

A  ELECTION OF DIRECTORS
1. To elect three (3) Directors of the Fund:

01 - E. Val Cerutti         FOR     WITHHOLD
02 - Dugald A. Fletcher     FOR         WITHHOLD
03 - Anthony R. Pustorino, CPA    FOR     WITHHOLD

COMMENTS                                          ---
Mark  box at right if comments are noted below.   ---

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B   AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
INSTRUCTIONS TO BE EXECUTED.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
Signature 1 - Please keep signature within the box
--------------------------

--------------------------

Signature 2 - Please keep  signature  within the box
--------------------------

--------------------------

Date  (mm/dd/yyyy)
--------------------------
    /       /
--------------------------

0 0 8 4 5 9 1     1 U P X        COY      +

GABELLI FUNDS

MR A SAMPLE
DESIGNATION  (IF  ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6


000000000.000  ext
000000000.000  ext
000000000.000  ext
000000000.000  ext
000000000.000  ext
000000000.000  ext
000000000.000  ext

C  1234567890  J N T

-- Mark box at left if an  address  change  is  noted  on this  card.
--
--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD                                     SERIES B PREFERRED
--------------------------------------------------------------------------------
            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The  undersigned  hereby  appoints  Mario  J. Gabelli,  James E. McKee and Bruce
N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 15, 2006 at 8:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE,  DATE AND SIGN BELOW AND RETURN  PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

A  ELECTION  OF  DIRECTORS
1. To elect three (3) Directors of the Fund:

01 - E. Val Cerutti    FOR    WITHHOLD
02 - Dugald A. Fletcher   FOR     WITHHOLD
03 - Anthony R. Pustorino, CPA   FOR    WITHHOLD

COMMENTS                                         --
Mark  box at right if comments are noted below.  --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature 1 - Please keep signature within the box
----------------

----------------

Signature 2 - Please keep  signature  within the box
----------------

----------------

Date (mm/dd/yyyy)
----------------
  /       /
----------------

0 0 8 4 5 9 2          1 U P X      COY    +

GABELLI FUNDS

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD                                     SERIES C PREFERRED
--------------------------------------------------------------------------------
            THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mario J. Gabelli, James E. McKee and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 15, 2006 at 8:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

--------------------------------------------------------------------------------
PLEASE VOTE,  DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE  ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

A  ELECTION OF DIRECTORS
1. To elect three (3) Directors of the Fund:

01 - E. Val Cerutti     FOR    WITHHOLD
02 - Dugald A. Fletcher FOR    WITHHOLD
03 - Anthony R. Pustorino, CPA    FOR    WITHHOLD

COMMENTS                                        --
Mark box at right if comments are noted below.  --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B   AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR  YOUR
INSTRUCTIONS TO BE EXECUTED.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature 1 - Please  keep  signature  within the box
---------------------

---------------------

Signature 2 - Please keep signature within the box
---------------------

---------------------

Date (mm/dd/yyyy)
---------------------
    /      /
---------------------


0 0 8 4 5 9 3    1 U P X   COY   +